EXHIBIT 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of June 30, 2026, by and among BACKBLAZE, INC., a Delaware corporation (“Borrower”), the other Loan Parties party hereto, and CITIZENS BANK, N.A. (“Lender”).
RECITALS
WHEREAS, Borrower and Lender are parties to that certain Credit Agreement, dated as of June 4, 2025 (as modified, amended and or amended and restated from time to time, the “Credit Agreement”) with respect to certain financial accommodations made available to Borrower by Lender;
WHEREAS, Borrower has requested that Lender amend the Credit Agreement to make certain revisions to the Credit Agreement as more fully set forth herein; and
WHEREAS, Lender has agreed to amend certain provisions of the Credit Agreement in accordance with, and subject to the terms and conditions of, this Amendment.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:
1.Defined Terms. Unless otherwise specified, capitalized terms not defined herein shall bear the same definitions set forth in the Credit Agreement.
2.Amendments to Credit Agreement.
(a)Section 7.1(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(ii)    Indebtedness existing on the Agreement Date and set forth in Schedule 7.1 and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;
(b)Section 7.1(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(iii)    Indebtedness of Borrower or any of its Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capitalized Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (B) the aggregate outstanding principal amount of Capitalized Lease Obligations permitted by this clause (iii) shall not exceed $150,000,000 at any time outstanding and (C) the aggregate outstanding principal amount of other Indebtedness (not constituting Capitalized Lease Obligations) permitted by this clause (iii) shall not exceed $1,000,000 at any time outstanding;

3.Miscellaneous.
(a)No course of dealing on the part of Lender or its officers, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender’s failure at any time to require strict performance by the Loan Parties of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.
(b)The Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof.
(c)The Loan Parties hereby represent and warrant to Lender that the representations and warranties contained in the Loan Documents are true and correct in all material respects (or, with respect to any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect”, in all respects as so qualified), in each case on and as of the date of this Amendment, provided that to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects (or, with respect to any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect”, in all respects as so qualified) as of such earlier date, and that no Default or Event of Default has occurred and is continuing.
(d)Section 10.9 (Governing Law; Jurisdiction; Consent to Service of Process) of the Credit Agreement is incorporated herein by this reference as though fully set forth.
4.Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:
(a)Lender shall have received, in form and substance reasonably satisfactory to Lender, this Amendment, duly executed by the Loan Parties.
(b)Lender shall have received satisfactory evidence that all fees, expenses and disbursements required to be paid in connection with this Amendment (including Attorney Costs) have been paid in full.
5.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
6.Reaffirmation; Other Agreements. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each Loan Party (a) acknowledges and agrees, as of the date of this Amendment, that all of its obligations under the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, and (b) reaffirms each Lien granted by each Loan Party pursuant to the Collateral Documents, all of which obligations and Liens remain in full force and effect after giving effect to this Amendment. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents.
7.No Actions, Claims, Etc.. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against Lender or Lender’s officers, employees, representatives, agents, advisors, consultants, counsel or directors arising from any action by such Persons, or failure of such Persons to act on or prior to the date hereof.

[signature pages follow this page]

IN WITNESS WHEREOF the parties have executed this Amendment as of the date above written.
BORROWER:
BACKBLAZE, INC.
By:     /s/ Marc Suidan
Name: Marc Suidan
Title: Chief Financial Officer

OTHER LOAN PARTIES:
BACKBLAZE WORLDWIDE, INC.
By:     /s/ Marc Suidan
Name: Marc Suidan
Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

LENDER:
CITIZENS BANK, N.A.
By:     /s/ Chancellor Peterson
Name: Chancellor Peterson
Title: Senior Vice President
[Signature Page to Third Amendment to Credit Agreement]